Supplement to the
Fidelity® Institutional Money Market
Funds - Class I
May 30, 2006
Prospectus

The following information supplements the information found in the "Minimums" table on page 21.

For Money Market Portfolio, there is no minimum balance or initial purchase minimum for accounts for which FMR or an affiliate serves as investment manager.

IMMI-07-01 January 26, 2007
1.480138.112